         UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

Youbet.com, Inc.
__________________________________________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

(818) 668-2100
________________________________________________________________________________
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

    (a)        Not Applicable.

    (b)        Not Applicable.

    (c)        Exhibits:

99.1 Slide presentation dated November 21, 2003 (furnished pursuant to Item 9 of Form 8-K).

Item 9. Regulation FD Disclosure

The slide presentation attached hereto as Exhibit 99.1 was presented to the California State Assembly Select Committee on California Horse Racing Industry on Friday, November 21, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: November 24, 2003	By: /s/ Charles Champion Charles Champion President and Chief Executive Officer